Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities of the taxable REIT subsidiaries for financial reporting purposes and the amounts used for income tax purposes. Significant components of our deferred tax liabilities and assets are as follows (in thousands):

	2012	2011
Deferred tax liabilities:
Partnership differences	$29,745	$38,385
Deferred revenue	23,139	17,326
Capitalized interest	16,157	—
Total deferred tax liabilities	$69,041	$55,711

Deferred tax assets:
Net operating, capital and other loss carryforwards	$66,145	$56,032
Provision for impairments on real estate assets	33,321	33,321
Depreciation	—	1,073
Receivables	1,183	3,724
Accrued liabilities	8,500	8,163
Intangibles - management contracts	561	1,126
Tax credit carryforwards	7,724	7,610
Equity compensation	898	947
Other	68	179
Total deferred tax assets	118,400	112,175
Valuation allowance	(4,531)	(4,531)
Net deferred income tax assets	$44,828	$51,933

A reconciliation of the beginning and ending balance of our unrecognized tax benefits is presented below (in thousands):

	2012	2011	2010
Balance at January 1	$3,917	$4,071	$3,079
Reductions as a result of a lapse of the applicable statutes	(684)	—	—
Additions (reductions) based on tax positions related to prior years	303	(154)	992
Balance at December 31	$3,536	$3,917	$4,071

Because the statute of limitations has not yet elapsed, our Federal income tax returns for the year ended December 31, 2008, and subsequent years and certain of our State income tax returns for the year ended December 31, 2006, and subsequent years are currently subject to examination by the Internal Revenue Service or other taxing authorities. Approximately $3.0 million of unrecognized benefit, if recognized, would affect the effective rate.
On October 25, 2012, the Internal Revenue Service issued Final Partnership Administrative Adjustments with respect to the Aimco Operating Partnership 2006 and 2007 tax years.  On January 18, 2012, AIMCO-GP, Inc., in its capacity as tax matters partner of the Aimco Operating Partnership, filed a petition challenging those adjustments in the United States Tax Court in Washington, D.C.  We do not expect the litigation regarding the 2006 or 2007 proposed adjustments to have any material effect on our unrecognized tax benefits, financial condition or results of operations.
Our policy is to include any interest and penalties related to income taxes within the income tax line item in our consolidated statements of operations.
In accordance with the accounting requirements for stock-based compensation, we may recognize tax benefits in connection with the exercise of stock options by employees of our taxable subsidiaries and the vesting of restricted stock awards. During the years ended December 31, 2012 and 2011, we had cumulatively $0.5 million and less than $0.1 million, respectively, in excess tax benefits from employee stock option exercises and vested restricted stock awards. None of the excess tax benefits have yet been realized.
Significant components of the benefit for income taxes are as follows and are classified within income tax benefit in continuing operations and income from discontinued operations, net in our statements of operations for the years ended December 31, 2012, 2011 and 2010 (in thousands):

	2012	2011	2010
Current:
Federal	$—	$(109)	$—
State	1,047	604	1,395
Total current	1,047	495	1,395

Deferred:
Federal	7,116	(143)	(10,912)
State	812	(903)	(1,380)
Total deferred	7,928	(1,046)	(12,292)
Total expense (benefit)	$8,975	$(551)	$(10,897)
Classification:
Continuing operations	$(929)	$(6,541)	$(16,839)
Discontinued operations	$9,904	$5,990	$5,942

Consolidated income and loss subject to tax consists of pretax income or loss of our taxable REIT subsidiaries and gains or losses on certain property sales that are subject to income tax under section 1374 of the Internal Revenue Code. For the years ended December 31, 2012 and 2011, we had consolidated income subject to tax of $19.0 million and $5.0 million, respectively, and during the year ended December 31, 2010, we had consolidated losses subject to tax of $50.3 million. The reconciliation of income tax attributable to continuing and discontinued operations computed at the U.S. statutory rate to income tax expense (benefit) is shown below (dollars in thousands):

	2012		2011		2010
	Amount	Percent	Amount	Percent	Amount	Percent
Tax at U.S. statutory rates on consolidated income (loss) subject to tax	6,642	35.0%	1,756	35.0%	(17,622)	35.0%
State income tax, net of Federal tax benefit	1,859	9.8%	(299)	(6.0)%	14	—%
Effect of permanent differences	(256)	(1.3)%	(565)	(11.3)%	(673)	1.3%
Tax effect of intercompany transfers of assets between the REIT and taxable REIT subsidiaries (1)	730	3.8%	(1,965)	(39.2)%	5,694	(11.3)%
Write-off of excess tax basis	—	—%	—	—%	(132)	0.3%
Increase in valuation allowance	—	—%	522	10.4%	1,822	(3.6)%
	8,975	47.3%	(551)	(11.1)%	(10,897)	21.7%

(1)
Includes the effect of assets contributed by the Aimco Operating Partnership to taxable REIT subsidiaries, for which deferred tax expense or benefit was recognized upon the sale or impairment of the asset by the taxable REIT subsidiary.

Income taxes paid totaled approximately $1.1 million, $1.2 million and $1.9 million, respectively, in the years ended December 31, 2012, 2011 and 2010, respectively.
At December 31, 2012, we had net operating loss carryforwards, or NOLs, of approximately $160.0 million for income tax purposes that expire in years 2027 to 2032. Subject to certain separate return limitations, we may use these NOLs to offset all or a portion of taxable income generated by our taxable REIT subsidiaries. We generated approximately $26.2 million of NOLs during the year ended December 31, 2012, as a result of losses from our taxable REIT subsidiaries. As of December 31, 2012, we had low-income housing and rehabilitation tax credit carryforwards of approximately $8.2 million for income tax purposes that expire for the tax years 2012 to 2031. The deferred tax asset related to these credits is approximately $6.5 million.
For income tax purposes, dividends paid to holders of Common Stock primarily consist of ordinary income, return of capital, capital gains, qualified dividends and unrecaptured Section 1250 gains, or a combination thereof. For the years ended December 31, 2012, 2011 and 2010, dividends per share held for the entire year were estimated to be taxable as follows:

	2012		2011		2010
	Amount	Percentage	Amount	Percentage	Amount	Percentage
Ordinary income	$—	—%	$—	—%	$0.04	13.3%
Capital gains	0.35	46.6%	0.12	24.0%	0.06	20.0%
Qualified dividends	—	—%	—	—%	—	—%
Unrecaptured Section 1250 gain	0.41	53.4%	0.36	76.0%	0.20	66.7%
	$0.76	100.0%	$0.48	100.0%	$0.30	100.0%
We designated the per share amounts above as capital gain dividends in accordance with the requirements under the Code. Additionally, we designated as capital gain dividends a like portion of preferred dividends.